UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities And Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 19, 2002



                           AQUACELL TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

                           Commission File No. 1-16165



               Delaware                             33-0750453
       (State of incorporation)           (IRS Employer Identification Number)


       10410 Trademark Street
        Rancho Cucamonga, CA                           91730
(Address of principal executive offices)             (Zip Code)


                                 (909) 987-0456
                     (Telephone number, including area code)

Item 2.           Acquisition or Disposition of Assets

              (a) On March 19, 2002, the registrant acquired all the assets of Water Science Technologies, Inc. ("WST"), an Arizona corporation with its principal place of business in Tempe, Arizona by acquiring one hundred (100%) percent of the issued and outstanding common stock of WST.

                      As consideration, the registrant issued 203,252 shares of its unregistered common stock from treasury to the four stockholders of WST- Douglas Craver, James Wing, Maple Resources Corporation and the Estate of Richard Ott. There is no material relationship between any of such persons or entities and the registrant. The aggregate value of all shares issued totaled $1,000,000. The difference between the value of WST's assets- including accounts receivable, inventory and equipment-and the purchase price of $1,000,000 will be accounted for as good will.

              (b) The assets purchased by the registrant include personal property and equipment used in water purification and water treatment for industrial, commercial institutional and residential uses. The registrant intends to continue such uses.

Item 7.  Financial Statements and Exhibits.

              (a)-(b) Financial  Statements  required  by this item will be filed by amendment within sixty (60) days of the date hereof.

              (c) Stock Purchase Agreement and Addendum to Stock Purchase Agreement annexed hereto.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    April 3, 2002
                           AquaCell Technologies, Inc.



                           By: /s/ Gary S. Wolff
                               ---------------------------------------
                               Gary S. Wolff, Chief Financial Officer

                            STOCK PURCHASE AGREEMENT


     THIS STOCK PURCHASE AGREEMENT (the "Agreement") is entered into as of this 23rd day of October, 2001 between and among AquaCell Technologies, Inc., a Delaware corporation ("AquaCell" or "Purchaser"), Water Science Technologies, Inc., an Arizona corporation (the "Company"), and Douglas M. Craver, the Estate of Richard L. Ott, Jim Wing and Maple Resources Corporation (each a "Shareholder" and collectively the "Shareholders").

                                 R E C I T A L S

     WHEREAS,   the  Shareholders   collectively  own  all  of  the  issued  and
outstanding capital stock of the Company (the "Shares"); and

     WHEREAS, the Shareholders desire to sell to the Purchaser and the Purchaser desires to purchase from the Shareholders the Shares in accordance with and subject to the terms and conditions of this Agreement.

     NOW, THEREFORE, in consideration of the preceding recitals and the mutual representations, warranties, covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                          I. SALE AND PURCHASE OF STOCK

     1.1 Agreement to Sell and Purchase Stock. For the consideration hereinafter provided and subject to the terms and conditions of this Agreement, at the Closing (as defined in Section 1.3 below) each Shareholder shall sell, assign, transfer, convey and deliver to Purchaser, free and clear of all liens, charges, claims or encumbrances, and the Purchaser shall purchase and acquire, from each Shareholder, the Shares of such Shareholder. At the Closing, each Shareholder shall cause to be delivered to Purchaser certificates representing the Shares, together with accompanying signed stock powers or instruments of assignment, duly endorsed in blank for the transfer of the Shares to the Purchaser with all necessary transfer taxes paid or other revenue stamps affixed thereto.

     1.2 Purchase Price. At the Closing, subject to the terms and conditions of this Agreement, the Purchaser agrees to pay to Shareholders, as the aggregate purchase price for the Shares, consideration worth an aggregate of $1,000,000 (the "Purchase Price") the components of which are as follows:

         (a) that number of Shares of AquaCell common stock equal to $1,000,000 calculated by taking the average closing price of AquaCell common stock on the five business days immediately preceding the Closing as the denominator and $1,000,000 as the numerator allocated as follows:

            (1) a sufficient number of Shares required to pay all trade creditors of the Company in full. It is a condition precedent to Closing that all creditors agree to accept AquaCell common stock as payment in full, unless otherwise agreed to by the parties hereto. The Company agrees to use its best efforts to obtain the consent of its creditors to accept AquaCell common stock in lieu of cash to liquidate the Company's payable. In the event the Company is unable to obtain the consent of each creditor, the Purchaser may waive this condition precedent on a case by case basis and such waiver will not be unreasonably withheld; provided however, that at least 70% in the aggregate indebt must agree to accept in lieu of cash.

            (2) the balance of Shares to the Shareholders in proportion to their respective stock interest in the Company as set forth on Schedule 1.1.

     1.3 Closing. The closing of the sale and purchase of the Shares under and in accordance with this Agreement (the "Closing") shall take place at the offices of the Purchaser on or before October 31, 2001, or such later date as may be mutually agreed to in writing by the parties hereto (the "Closing Date"). Each party shall be responsible for its own attorneys' fees, accountants' and other advisory fees associated with the Closing.


                II. REPRESENTATIONS AND WARRANTIES OF THE COMPANY
                              AND THE SHAREHOLDERS

     As an inducement to the Purchaser to enter into this Agreement and to purchase the Shares, Douglas M. Craver (the "Executive Shareholder") and the Company (and each other Shareholder solely with respect to the matters set forth in Sections 2.1, 2.4, 2.5 and 2.14 through 2.18) severally represent and warrant to the Purchaser as set forth in this Article II. The representations and warranties provided in Sections 2.1, 2.4 and 2.14 through 2.18 which are made without limitation, shall be limited to the knowledge of the Shareholders after reasonable inquiry.

     2.1 Ownership of Company Shares. Each Shareholder is the owner of all right, title and interest (legal, record and beneficial) in and to the Shares described in Schedule 2.1 of the disclosure schedules attached to this Agreement (the "Disclosure Schedules"), free and clear of any and all liens, charges, claims, encumbrances or restrictions of any nature whatsoever (except for any restrictions on transfer imposed by any federal securities laws or state blue sky laws). The delivery to Purchaser of the Shares pursuant to and in accordance with the provisions of this Agreement will transfer to Purchaser good and marketable title in and to all such Shares free and clear of any and all liens, charges, claims encumbrances or restrictions of any kind or nature whatsoever. Except as specifically contemplated in this Agreement, no person or entity has any interest, agreement, option, right, participation or privilege (whether preemptive or contractual) capable of becoming an agreement or option for the purchase of any of the Shares, or any interest therein, from Shareholder. Each of the Shares has been legally and validly issued and is fully paid and nonassessable, and was issued pursuant to a valid exemption from registration under (i) the Securities Act of 1933, as amended, and (ii) all applicable state securities laws. The Shares represent all of the issued and outstanding shares of capital stock of the Company. No shares of the Company's common stock are owned by the Company in treasury. None of the Shares have been issued or disposed of in violation of any preemptive rights, rights of first refusal or similar rights of any Shareholder. Other than the Shares, the Company has no securities, bonds, debentures, notes or other obligations the holders of which have the right to vote (or are convertible into or exercisable for securities having the right to vote) with Shareholders on any matter.

     2.2 Transactions in Capital Stock. The Company has no obligation (contingent or otherwise) to purchase, redeem or otherwise acquire any of its equity securities or any interests therein or to pay any dividend or make any distribution in respect thereof.

     2.3 Organization and Good Standing: Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation, with all requisite corporate power and authority to own, operate and lease its assets and properties and to carry on its business as currently conducted. The Company is in good standing in each jurisdiction where the character of the property owned or leased by it or the nature of its activities makes such qualification necessary. Copies of the Articles of Incorporation of the Company, as amended or restated, and the Bylaws of the Company, as amended or restated, and copies of the corporate minutes of the Company, all of which have been or will be made available to the Purchaser for review, are true and complete as in effect on the date of this Agreement and the Closing Date, and in the case of the corporate minutes, accurately reflect all material proceedings of the Shareholders and directors of the Company (and all committees thereof). The stock record books of the Company, which have been or will be made available to the Purchaser for review, contain true, complete and accurate records of the stock ownership of record of the company and the transfer record for all of its capital stock.

     2.4 Authorization and Validity. The Company and each Shareholder have all requisite power and authority to enter into this Agreement and all other agreements entered into in connection with the transactions contemplated hereby and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance by the Company of this Agreement and the transactions contemplated herein are within the Company's respective corporate powers and have been duly authorized by all necessary action on the part of the Company's Board of Directors. This Agreement has been duly executed by the Company and each Shareholder, and this Agreement and all other agreements and obligations entered into and undertaken in connection with the transactions contemplated hereby to which the Company or a Shareholder is a party constitute, or upon execution will constitute, valid and binding agreements of such parties, enforceable against such parties in accordance with their respective terms, except as enforceability may be limited by bankruptcy or other laws affecting the enforcement of creditors' rights generally, or by general equity principles, or by public policy.

     2.5 Absence of Conflicting Agreements or Required Consents. Except as set forth on Schedule 2.5, the execution, delivery and performance of this Agreement by the Company and each Shareholder and any other documents contemplated hereby (with or without the giving of notice, the lapse of time, or both): (i) does not require the consent of any governmental or regulatory body or authority or any other third party; (ii) will not conflict with any provision of the Company's Articles of Incorporation, as amended or restated, or Bylaws, as amended or restated; (iii) will not conflict with result in a violation of, or constitute a default under any law, ordinance, regulation, ruling, judgment, order or injunction of any court or governmental instrumentality to which the Company or a Shareholder is a party or by which the Company or a Shareholder or any of their properties are subject or bound; (iv) will not conflict with, constitute grounds for termination of, result in a beach of, constitute a default under, require any notice under, or accelerate or permit the acceleration of any performance required by the terms of any agreement, instrument, license or permit, material to this transaction, to which the Company or a Shareholder is a party or by which the Company or a Shareholder or any of their properties are bound; and (v) will not create any encumbrance or restriction upon any of the assets or properties of the Company or a Shareholder.

     2.6 Absence of Changes. Except as permitted or contemplated by this Agreement, the Company has conducted its business only in the ordinary course and has not:

         (a) Subject to the agreements obtained from trade creditors as provided in Section 1(2) hereinabove, the Company has not suffered any changes in its working capital, condition (financial or otherwise), assets, liabilities, reserves, business or operations (whether or not covered by insurance) that individually or in the aggregate has had or could reasonably be expected to have a material adverse effect on the Company's business, prospects or results of operations ("Material Adverse Effect")

         (b) paid, discharged or satisfied any material liability, other than the payment, discharge or satisfaction of liabilities in the ordinary course of business;

         (c) written off as uncollectible any receivable, except for write-offs in the ordinary course of business;

         (d) except in the ordinary course of business and consistent with past practice, canceled or compromised any debts or waived or permitted to lapse any claims or rights or sold, transferred or otherwise disposed of any of its properties or assets;

         (e) entered into any commitment or transaction not in the ordinary course of business that is material to the Company, taken as a whole, or made any capital expenditure or commitment in excess of $5,000;

         (f) made any material changes in any method of accounting or accounting practice, credit practices, collection policies, or payment policies;

         (g) except in the  ordinary  course of  business  consistent  with past
practice,  incurred  any  liabilities  or  obligations  (absolute,   accrued  or
contingent) in excess of $2,000 individually or $5,000 in the aggregate;

         (h) mortgaged, pledged, subjected or agreed to subject, any of its assets, tangible or intangible, to any claim or encumbrance, except for liens for current personal property taxes not yet due and payable for mechanics, landlords, materialmen, and other statutory liens, purchase money security interests, sale-leaseback interests granted and all other encumbrances granted in similar transactions;

         (i) sold, redeemed, acquired or otherwise transferred any equity or other interest in itself;

         (j) increased any salaries, wages or any employee benefits for any employee of the Company, except in the ordinary course of business and consistent with past practice;

         (k) hired, committed to hire or terminated any employee except in the ordinary course of business;

         (l) declared, set aside or made any payments, dividends or other distributions to any Shareholder, employee, independent contractor or any other holder of capital stock of the Company other than in accordance with customary and past practices pursuant to existing agreements; or

         (m) agreed, whether in writing or otherwise, to take any action described in this Section.

     2.7 Litigation and Claims. There are no claims, lawsuits, actions, arbitrations, administrative or other proceedings, governmental investigations or inquiries pending or, to the knowledge of the Company or any Executive Shareholder, threatened against, or affecting the Company, any Shareholder, any Company employee or any other individual affiliated with the Company affecting or that would reasonably be likely to affect the Company, the value of the Shares of the operations, business condition, (financial or otherwise), results of operations or prospects of the Company.

     2.8 Environmental Matters. Except as set forth on Schedule 2.8:

         (a) the Company has not within the five years preceding the date hereof, through the Closing Date, received from any federal, state or local governmental body, agency, authority or entity, or any other person, any written notice, demand, citation, summons, complaint or order or any notice of any penalty, lien or assessment, and to the knowledge of the Company or any Executive Shareholder no investigation or review is pending by any governmental entity, with respect to any (i) alleged violation by the Company of any Environmental Law (as defined below); (ii) alleged failure by the Company to have any environmental permit, certificate, license, approval, registration or authorization required pursuant to any Environmental Law in connection with the conduct of its business, or (iii) alleged illegal Regulated Activity (as defined below) by the Company;

         (b) the Company has not engaged in any activity or failed to undertake any activity which action or failure to act has given, or would reasonably be likely to give, rise to any Environmental Liabilities or enforcement action by any federal, state or local regulatory agency or authority, or has resulted, or would reasonably be likely to result, in any fine or penalty imposed pursuant to any Environmental Law;

         (c) to the knowledge of the Company or the Executive Shareholder, there is no friable asbestos in or on the Company's owned or leased premises;

         (d) to the knowledge of the Company or any Executive Shareholder, no soil or water in or under any assets currently or formerly held for use or sale by the Company is or has been contaminated by any Hazardous Substance (as defined below) while such assets or premises were owned, leased or operated, directly or indirectly by the Company, where such contamination had, or would be reasonably likely to have, a Material Adverse Effect; and

         (e) there have been no environmental audits and other similar reports which have been prepared by, for or, to the knowledge of the Company or any Executive Shareholder, concerning the Company within the five years preceding the date hereof through the Closing Date with respect to any real property now or previously owned or leased by the Company or any of its predecessors.

     For the purpose of this Section 2.8 the following terms have the following meanings:

     "Environmental Laws" shall mean any federal, state or local laws, ordinances, codes, regulations, rules, policies and orders that are intended to assure the protection of the environment, or that classify, regulate, call for the remediation of, require reporting with respect to, or list or define air, water, groundwater, solid waste, hazardous, toxic, or radioactive substances, materials, wastes, pollutants or contaminants, or which are intended to assure the safety of employees, workers or other persons, including the public in each case as in effect on the date hereof;

     "Environmental Liabilities" shall mean all liabilities of the Company, whether contingent or fixed, which (i) have arisen, or would reasonably be likely to arise, under Environmental Laws and (ii) relate to actions occurring or conditions existing on or prior to the date hereof or the Closing Date;

     "Hazardous Substances" shall mean any toxic or hazardous substances, material or waste or any pollutant or contaminant, or infectious or radioactive substance or material, including without limitation, those substances, materials and wastes defined in or regulated under any Environmental Laws; and

     "Regulated  Activity"  shall  mean  any  generation,   treatment,  storage,
recycling, transportation, disposal or release of any Hazardous Substances.

     2.9 Licenses and Authorizations. The Company and each of its employees or independent contractors is the holder of all valid licenses, approvals, orders, consents, permits, registrations, qualifications and other rights and authorizations required by law, ordinance, regulation or ruling of any governmental regulatory authority necessary to operate its/his/her business. A true, correct and complete list of such licenses, permits and other authorizations (if any), is set forth on Schedule 2.9, true, complete and correct copies of which have been provided to the Purchaser. No violation, default, order or deficiency exists with respect to any of the items listed on
Schedule 2.9.

     2.10 Proprietary Rights and Information.

         (a) Set forth on Schedule 2.10 is a complete and accurate list and summary description of the following: (i) all trademarks (registered and unregistered), trade-names, service marks and other trade designations, including common law rights, registrations and applications therefore, currently owned in whole or part, or used by the Company, (ii) all patents and applications therefore and inventions and discoveries that may be patentable currently owned, in whole or in part, or used by the Company, (iii) all licenses, royalties, and assignments thereof to which the Company is a party
(iv) all copyrights (for published and unpublished works) currently owned in whole or part, or used by the Company and (v) other similar agreements relating to the foregoing to which the Company is a party (including expiration date if applicable) (collectively, the "Proprietary Rights").

         (b) Set forth on Schedule 2.10 is a complete and accurate list and summary description of all agreements relating to technology, trade secrets, know-how or processes that the Company is licensed or authorized to use by others (other than technology, know-how or processes that are generally available) or which it licenses or authorizes others to use, true, correct and complete copies of which have been provided to the Purchaser. Except as set forth on Schedule 2.10, there are no outstanding and, to the Company's knowledge or knowledge of any Executive Shareholder, any threatened disputes or disagreements with respect to any such agreement.

         (c) Except as set forth on Schedule 2.10 (i) the Company owns or has the legal right to use the Proprietary Rights without conflicting with, infringing or violating the rights of any other person; (ii) no consent of any person will be required for the use thereof by the Purchaser upon consummation of the transactions contemplated hereby and the Proprietary Rights are freely transferable; (iii) to the knowledge of the Company or the Executive Shareholder, no claim has been asserted by any person to the ownership of or for infringement by the Company of any Proprietary Right of any other person and neither the Company nor any Executive Shareholder is aware of any valid basis for any such claim; (iv) to the knowledge of the Company or the Executive Shareholder, no proceedings have been threatened which challenge the Proprietary Rights of the Company; and (v) the Company has the right to use, free and clear of any adverse claims or rights of others, all trade secrets, customer lists and proprietary information required for the performance and marketing of its business.

     2.11 Agreements in Full Force and Effect. All contracts, agreements, plans, leases, policies and licenses referred to, or required to be referred to, in the Disclosure Schedules are valid and binding, and are in full force and effect and are enforceable in accordance with their terms, except to the extent that the validity or enforceability thereof may be limited by bankruptcy or other laws affecting the enforcement of creditors' rights generally, or by general equity principles, or by public policy. Except as set forth on Schedule 2.11, there is no pending or, to the knowledge of the Company of any Executive Shareholder, threatened bankruptcy, insolvency or similar proceeding with respect to any other party to such agreements, and no event has occurred which (whether with or without notice, lapse of time or the happening or occurrence of any other event) would constitute a default thereunder by the Company or any other party thereto.

     2.12 Financial Statements. Attached hereto as part of the Disclosure Schedules are the Company's financial statements. The Company's financial statements have been prepared in accordance with generally accepted accounting principles consistently applied (except as may be indicated therein or in the notes thereto), present fairly the financial position of Company as of the dates indicated and present fairly the results of the Company's operations for the period then ended, and are in accordance with the books and records of the Company, which have been properly maintained and are complete and correct in all material respects. The Company's financial statements present fairly the financial position of the Company and its subsidiaries as at the dates thereof and the results of its operations and changes in financial position for the periods then ended other than as provided on Schedule 2.12.

     2.13 Backlog. Set forth on Schedule 2.13 is the backlog of orders that the Company is to ship or contract work to be performed as of the date hereof (the "Backlog"). The Company either possesses sufficient inventory of parts, materials and personnel to produce the same within their scheduled delivery dates or such parts or materials have lead times such that the Company can acquire such parts and materials in time to produce and ship or perform such backlog in accordance with the scheduled performance dates.

     2.14 Purchase for Investment. Each Shareholder acknowledges that such Shareholder is acquiring the Purchaser Shares for such Shareholder's own account and not with a view to, or present intention of, distribution thereof in violation of the Securities Act of 1933, as amended (the "1933 Act") or any state securities laws, and the Purchaser Shares will not be disposed of in contravention of the 1933 Act or state securities laws.

     2.15 Purchaser's Stock Not Registered. Each Shareholder acknowledges that the Purchaser Shares being acquired hereunder have not been registered under the 1933 Act or any state securities laws and, therefore, cannot be sold, and must be held indefinitely, unless subsequently registered under the 1933 Act and state securities laws or unless an exemption from such registration is available, including without limitation an exemption pursuant to Rule 144 under the 1933 Act. Certificates for the Purchaser Shares shall bear the following legends:

         THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. THE SHARES REPRESENTED HEREBY CANNOT BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS AND WILL NOT BE TRANSFERRED OF RECORD EXCEPT IN COMPLIANCE WITH SUCH ACT AND LAWS.

The Purchaser agrees that any shares issued to the Company's trade creditors pursuant to Section 1(2) will be deemed to have piggyback registration rights and will be included in the Purchaser's next registration statement if one is filed within the next twelve months, subject to underwriter's approval.

     2.16 Economic Risk. Each Shareholder acknowledges that such Shareholder's investment in the Purchase Shares involves a high degree of risk and represents that such Shareholder is able to bear the economic risk of such investment in the Purchaser Shares for an indefinite period of time.

     2.17 Access to Information. Each Shareholder acknowledge that such Shareholder has made such investigations and inquiries as such Shareholder has deemed necessary for the purpose of informing himself or itself about the Purchaser and its business prior to entering into this Agreement.

     2.18 No Undisclosed Liabilities. The Company does not have any liabilities or obligations of any nature, whether accrued, absolute, contingent or otherwise, asserted or unasserted, except for liabilities or obligations reflected or reserved against in the Company's current balance sheet.

                III. REPRESENTATIONS AND WARRANTIES OF PURCHASER

     As an inducement to the Company and the Shareholders to enter into this Agreement and to sell the Shares, the Purchaser hereby represents and warrants as follows:

     3.1 Organization and Good Standing: Qualification. The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the state of Delaware, with all requisite corporate power and authority to own, operate and lease its assets and properties and to carry on its business as currently conducted. The Purchaser is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the character of the property owned or leased by it or the nature of its activities makes such qualification necessary, except where such failure to be so qualified or in good standing would not have a Material Adverse Effect on the Purchaser. Copies of the Purchaser's Certificate of Incorporation and Bylaws, as amended or restated, and copies of the Purchaser's corporate minutes regarding this Agreement and the transactions contemplated hereby, all of which have been or will be made available to the Company for review, are true, correct and complete as in effect on the date of this Agreement and accurately reflect all material proceedings of the stockholders and directors of the Purchaser (and all committees thereof) regarding this Agreement and the transactions contemplated hereby.

     3.2 Authorization and Validity. The Purchaser has all requisite corporate power to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance by the Purchaser of this Agreement and the agreements provided for herein, and the consummation by the Purchaser of the transactions contemplated hereby are within the Purchaser's corporate powers and have been duly authorized by all necessary action on the part of the Purchaser's Board of Directors.

                IV. COVENANTS OF THE COMPANY AND THE SHAREHOLDERS

     4.1 Conduct of the Company. The Company and each Shareholder shall, in all material respects, conduct the business of the Company in the ordinary and usual course consistent with past practices and shall use reasonable efforts to; (i) preserve intact its business and its relationships, including without limitation referral sources, customers, suppliers, employees and others having business relations with it; (ii) maintain and keep its properties and assets in good repair and condition consistent with past practice as is material to the conduct of the business of the Company; and (iii) continuously maintain insurance coverage substantially equivalent to the insurance coverage in existence on the date hereof.

     In addition, without the written consent of the Purchaser, neither the Company nor any Shareholder shall:

         (a) amend its Articles of Incorporation or Bylaws, as amended or restated, or other charter documents;

         (b) issue, sell or authorize for issuance or sale, shares of any class of the Company's securities (including, but not limited to, by way of stock split, dividend, recapitalization or other reclassification) or any subscriptions, options, warrants, rights or convertible securities, or enter into any agreements or commitments of any character obligating the Company or any Shareholder to issue or sell any such securities;

         (c) redeem, purchase or otherwise acquire, directly or indirectly, any shares of the Company's capital stock or any option, warrant or other right to purchase or acquire any such shares;

         (d) declare or pay any dividend or other distribution (whether in cash, stock or other property) with respect to the Company's capital stock (except as expressly contemplated herein);

         (e) voluntarily sell, transfer, surrender, abandon or dispose of any of its assets or property rights (tangible or intangible) other than in the ordinary course of business consistent with past practices;

         (f) grant or make any mortgage or pledge or subject the Company or any of its properties or assets to any lien, charge or encumbrance of any kind, except liens for taxes not currently due and except for liens which arise by operation of law;

         (g) voluntarily incur or assume any liability or indebtedness (contingent or otherwise) with respect to the Company, except in the ordinary course of business or which is reasonably necessary for the conduct of the Company's business;

         (h) make or commit to make any capital expenditures by the Company which are not reasonably necessary for the conduct of the Company business;

         (i) grant any increase in the compensation payable or to become payable to directors, officers, consultants or employees of the Company other than merit increases to employees of the Company who are not directors or officers of the Company, except in the ordinary course of business and consistent with past practices;

         (j) change in any manner any accounting principles or methods of the Company other than changes which are consistent with generally accepted accounting principles;

         (k) enter into any material commitment or transaction by or on behalf of the Company other than in the ordinary course of business;

         (l) take any action which could reasonably be expected to have a Material Adverse Effect on the Company;

         (m) apply any of the Company's assets to the direct or indirect payment, discharge, satisfaction or reduction of any amount payable directly or indirectly to or for the benefit of any affiliate of the Company, other than in the ordinary course and consistent with past practices;

         (n) take any action at the Board of Director or shareholder level to (in any way) amend, revise or otherwise affect the prior corporate approval and effectiveness of this Agreement, any of the agreement attached as exhibits hereto or the transactions contemplated hereby, other than as required to discharge its or their fiduciary duties; or

         (o) agree, whether in writing or otherwise, to do any of the foregoing.


     4.2 Title of Assets: Indebtedness. From and as of the date of this Agreement, the Company shall (i) except for sales of assets held as inventory, if any, in the ordinary course of business and except as otherwise specifically described in the Disclosure Schedules to this Agreement, have good and valid title to all of its assets free and clear o all encumbrances of any nature whatsoever, except for current year ad valorem taxes and liens which arise by operation of law, and (ii) have no direct or indirect indebtedness except for indebtedness disclosed in the Company's financial statements, the Disclosure Schedules or normal and recurring accrued obligations of the Company arising in connection with its business operations in the ordinary course of business and which arise from the purchase of merchandise, supplies, inventory and services used in connection with the provision of services. Notwithstanding any other provision in this Agreement to the contrary, from and as of the date of this Agreement, the Company shall not incur any single expense or indebtedness in excess of $25,000 without the prior written consent of the Purchaser, except for expenses or indebtedness incurred in the ordinary course of business consistent with historic practices of the Company.

     4.3 Access. At all times prior to the Closing Date, the Purchaser's employees, attorneys, accountants, agents and other authorized and designated representatives will be allowed full access upon reasonable prior notice and during regular business hours (and at such other times as the parties may reasonably agree) to the properties, books and records of the Company, including, without limitation, deeds, title documents, leases, customer lists, insurance policies, minute books, share certificate books, share registers, accounts, tax returns, financial statements and all other data that, in the reasonable opinion of the Purchaser, are required for the Purchaser to make such investigation as it may desire of the properties and business of the Company. The Purchaser shall also be allowed full access upon reasonable prior notice and during regular business hours (and at such other times as the parties may reasonably agree) to consult with the officers, employees (after announcement by the Company of this Agreement to its employees), accountants, counsel and agents of the Company in connection with such investigation of the properties and business of the Company. No investigation by the Purchaser shall diminish or otherwise affect any of the representations, warranties, covenants or agreements of the Company or any Shareholder under this Agreement. Any access or investigation referred to in this Section 4.3 shall be conducted in such a manner as to minimize the disruption to the Company's ongoing business operations.

     4.4 Compliance with Obligations. Prior to the Closing Date, the Company shall comply in all material respects with (i) all applicable federal, state, local and foreign laws, rules and regulations; (ii) all material agreements and obligations, including without limitation, its Articles of Incorporation, Bylaws or other charter documents, as amended or restated, by which it or its properties or its assets (real, personal or mixed, tangible or intangible) may be bound; and (iii) all decrees, orders, writs, injunctions and judgments applicable to the Company, and its respective properties or assets.

     4.5 Notice of Certain Events. The Company and any Shareholder shall promptly notify the Purchaser of:

         (a) any notice or other communication from any person or entity alleging that the consent of such person or entity is or may be required in connection with the transactions contemplated by this Agreement;

         (b) any employment of any new non-hourly employee by the Company who is expected to receive any annualized compensation in 2001 of $50,000 or more:

         (c) any termination of employment by, or threat to terminate employment received from, any salaried or non-hourly employee of the Company;

         (d) any notice or other communication from any governmental or regulatory agency or authority in connection with the transactions contemplated by this Agreement;

         (e) any actions, suits, claims, investigations or proceedings commenced or threatened against, relating to or involving or otherwise affecting the Company which, if pending on the date of this Agreement, would have been required to have been disclosed to the Purchaser hereunder or which relate to the consummation of the transaction contemplated by this Agreement;

         (f) any material adverse change in the operation of the Company's business; and

         (g) any notice or other communication indicating a material deterioration in any material relationship of the Company, including without limitation any relationship with any customer, supplier or key employee of the Company.

     4.6 Obligations of Company and Shareholders. The Company and each Shareholder will take all action reasonably necessary to cause the Company and each Shareholder to perform their obligations under this Agreement and all related agreements and to consummate the transactions contemplated hereby on the terms and conditions set forth in this Agreement and such agreements.

     4.7 Funding of Accrued Employee Benefits. The Company hereby covenants and agrees that it will take whatever steps are necessary to pay for or fund completely any accrued benefits, where applicable, or vested accrued benefits for which the Company or any entity might have any liability whatsoever arising from any tax-qualified plan as required under applicable law. The Company acknowledges that the purpose and intent of this covenant is to assure that the Purchaser shall have no liability whatsoever at any time after the Closing Date with respect to any such tax-qualified plan, unless such plan is merged with a plan sponsored by the Purchaser.

     4.8 Accounting and Tax Matters. The Company will not change in any material respect the accounting methods or practices followed by the Company (including any material change in any assumption underlying, or any method of calculating, any bad debt, contingency or other reserve), except as may be required by generally accepted accounting principles. The Company will not make any material tax election except in the ordinary course of business consistent with past practice, change any material tax election already made, adopt any tax accounting method exception the ordinary course of business consistent with past practice, change any tax accounting method, enter into any closing agreement, settle any tax claim or assessment or consent to any tax claim or assessment or any waiver of the statute of limitations for any such claim or assessment. The Company will duly, accurately and timely (without regard to any extensions of time) file all returns, information statements and other documents relating to taxes of the Company required to be filed by it, and pay all taxes required to be paid by it, on or before the Closing Date.

                            V. COVENANTS OF PURCHASER

     The Purchaser agrees that between the date hereof and the Closing:

     5.1 Consummation of Agreement. The Purchaser will take all action reasonably necessary to perform its obligations under this Agreement and all related agreements and to consummate the transactions contemplated hereby on the terms and conditions set forth in this Agreement and such agreements.

     5.2 Access. The Purchaser shall, at reasonable times during normal business hours and on reasonable notice, permit the Company, the authorized representatives of the Company and each Shareholder reasonably access to, and make available for inspection, all of the assets and business of the Purchaser, and permit the Company, its authorized representatives and each Shareholder to inspect and, make copies of all documents, records and information with respect to the affairs of the Purchaser as the Company, its representatives or any Shareholder may reasonably request, all for the sole purpose of permitting the Company or such Shareholder to become familiar with the business and assets and liabilities of the Purchaser. No investigation by the Company or any Shareholder shall diminish or otherwise affect any of the representations, warranties, covenants or agreements of the Purchaser under this Agreement.

     5.3 Notice of Certain Events. The Purchaser will promptly inform the Company and each Shareholder in writing of (i) any notice of, or other communication relating to, a default or event that, with notice or lapse of time or both, would become a default, received by the Purchaser subsequent to the date of this Agreement and on or prior to the Closing Date under any contract, agreement or investment material to the Purchaser's condition (financial or otherwise), operations, assets, liabilities or business and to which it is subject; or (iii) any material adverse change in the Purchaser's condition (financial or otherwise), operations, assets, liabilities or business.

                  VI. CONDITIONS TO OBLIGATIONS OF THE COMPANY
                              AND THE SHAREHOLDERS

     The Obligations of Shareholders to sell the Shares and of the Company to transfer the Shares on its books and records pursuant to this Agreement are subject to the satisfaction, at or prior to Closing, of each of the following conditions, any one or more of which may be waived at the sole option of any Shareholder or the Company with regard to their respective obligations to close pursuant to this Agreement:

     6.1 Representations and Warranties. The representations and warranties of the Purchaser contained in this Agreement shall be true and correct in all material respects when initially made and as of the Closing Date.

     6.2 Covenants. The Purchaser shall have performed and complied in all material respects with all covenants required by this Agreement to be performed and complied with by the Purchaser prior to the Closing Date.

     6.3 Proceedings. No action, proceeding or order by any court or other governmental agency or body shall have been instituted, threatened whether orally or in writing, or entered concerning the Purchaser or its business or restraining any of the transactions contemplated by this agreement.

     6.4 Government Approvals and Required Consents. All necessary consents of and filings with any governmental authority or agency or other person required to be made or obtained by the Purchaser relating to the consummation of the transactions contemplated in this Agreement shall have been obtained or made and no action or proceeding shall have been instituted or threatened which could materially affect, restrain or prohibit any of the transactions contemplated by this Agreement.

     6.5 Closing Deliveries. Shareholders and the Company shall have received all schedules, documents, certificates, instruments, assignments and agreements referred to in Section 8.2 hereof, duly executed and delivered in form reasonably satisfactory to Shareholders and the Company.

     6.6 Other Documents. Shareholders and the Company shall have received all such other certificates, instruments or documents that are reasonably requested by the Shareholders, the Company or their counsel in order to consummate the transactions contemplated herein.

                 VII. CONDITIONS TO OBLIGATIONS OF THE PURCHASER

     The obligation of the Purchaser to acquire the Shares pursuant to this Agreement is subject to the satisfaction, at or prior to Closing, of each of the following conditions, any one or more of which may be waived at the sole options of the Purchaser:

     7.1 Representations and Warranties. The representations and warranties of the Company and the Shareholders contained in this Agreement shall be true and correct in all material respects when initially made and as of the Closing Date.

     7.2 Covenants. The Company and Shareholders shall have performed and complied in all material respects with all covenants required by this Agreement to be performed and complied with by the Company or the Shareholders, respectively, prior to the Closing date.

     7.3 Proceedings. No action, proceeding or order by any court or other governmental agency or body shall have been instituted, threatened whether orally or in writing, or entered concerning the Company or its business or restraining any of the transactions contemplated in this Agreement.

     7.4 No Material Adverse Effect. Subject to the provisions of Section 1(2) no material adverse change in the results of operations, assets, properties, financial condition, business or prospects of the Company shall have occurred, and the Company shall not have suffered any material loss or damages to any of its properties or assets, whether or not covered by insurance and whether or not such change shall have been caused by the deliberate act or omission of the Company or any Shareholder, since September 30, 2001, which change, loss or damage materially affects or impairs the ability of the company to conduct its business.

     7.5 Government Approvals and Required Consents. All necessary consents of any filings with any governmental authority or agency or other person required to be made or obtained by the Company or any Shareholder relating to the consummation of the transactions contemplated in this Agreement shall have been obtained and made and no action or proceeding shall have been instituted or threatened which could materially affect, restrain or prohibit any of the transactions contemplated in this Agreement.

     7.6 Closing Deliveries. The Purchaser shall have received all schedules, documents, certificates, instruments, assignments and agreements referred to in
Section 8.1 hereof, duly executed and delivered in form reasonably satisfactory to the Purchaser.

     7.7 Other Documents. The Purchaser shall have received all such other certificates, instruments or documents that are reasonably required by the Purchaser or its counsel in order to consummate the transactions contemplated in this Agreement.

     7.8 Acknowledgment of Creditors. Subject to the provisions of Section 1(2) the Company shall have received written acknowledgments executed by each and every creditor of the Company that such creditor has agreed to accept as payment in full of said debt that number of shares of AquaCell common stock as calculated pursuant to paragraph 1.2(a) with the specific understanding that the aforesaid shares are unregistered shares, bearing an appropriate restrictive legend and may not be sold in the absence of a registration statement or opinion of counsel as to their saleability except as those shares may be registered as set forth in Section 2.15.

                     VIII. CLOSING DELIVERIES BY THE PARTIES

     8.1 Shareholder and Company Deliveries. At or prior to the Closing Date, the Shareholders and the Company shall deliver to the Purchaser the following, all of which shall be in a form reasonably satisfactory to the Purchaser:

         (a) a copy of resolutions of the Board of Directors of the Company authorizing the execution, delivery and performance of this Agreement and the transactions contemplated in this Agreement to which the Company is a party, and all related documents and agreements, each certified by the Secretary of the Company as being true and correct copies of the originals thereof subject to no modifications or amendments;

         (b) Articles of Incorporation of the Company certified by the Secretary of State of Arizona;

         (c) Bylaws of the Company certified by the Secretary of the Company;

         (d) stock certificates representing the Shares, together with accompanying signed stock powers or instruments of assignment, duly endorsed in blank for the transfer of the Shares to the Purchaser with all necessary transfer taxes paid or other revenue stamps affixed thereto, which certificates shall then be canceled and a new stock certificate for the total number of the Shares shall be issued in the name of the Purchaser.

         (e) a certificate of the President of the Company dated the Closing Date, certifying that the representations and warranties of the Company contained in this Agreement are true and correct on and as of the Closing Date;

         (f)  a  certificate  of  the  Shareholders   dated  the  Closing  Date,
certifying that the representations and warranties of the Shareholders contained in this Agreement are true and correct on and as of the Closing Date;

         (g) a certificate of the President of the Company dated the Closing Date, (i) as to the performance of and compliance in all material respects by the Company with all covenants contained in this Agreement on and as of the Closing Date and (ii) certifying that all conditions precedent required to be satisfied by the Company have been satisfied;

         (h) a certificate of the Shareholders dated the Closing Date, (i) as to the performance of and compliance in all material aspects by the Shareholders with all covenants contained in this Agreement on and as of the Closing Date and
(ii) certifying that all conditions precedent required by the Shareholders to be satisfied shall have been satisfied;

         (i) a certificate of the Secretary of the Company certifying the incumbency of the directors and officers of the Company and as to the signatures of such directors and officers who have executed documents delivered at the Closing on behalf of the Company;

         (j) a certificate, dated within ten days prior to the Closing Date, of the Arizona Secretary of State establishing that the Company is in existence, has paid all franchise or similar taxes, if any, and is in good standing to transact business in the State of Arizona;

         (k) certificates, dated within ten days prior to the Closing Date, of the Secretaries of States in which the Company is qualified to do business, to the effect that the Company is qualified to do business and is in good standing as a foreign corporation in each of such states;

         (l) all authorizations, consent, approvals, permits and licenses referenced in Section 7.5 of this Agreement;

         (m) executed Employment Agreements between the Company, and Douglas M. Craver and between the Company and Lynda Craver in substantially the form attached hereto as Exhibit "A" (the "Craver Employment Agreements").

         (n) such other instruments as shall be necessary or appropriate, as the Purchaser or its counsel shall reasonably request, to carry out and effect the purpose and intent of this Agreement and the transactions contemplated by this Agreement.

     8.2 Purchaser Deliveries. At or prior to the Closing Date, the Purchaser shall deliver to the Shareholders and the Company the following, all of which shall be in a form reasonably satisfactory to the Shareholders and creditors and the Company:

         (a) a copy of resolutions of the Board of Directors of the Purchaser authorizing the execution, delivery and performance of this Agreement and the transactions contemplated by this Agreement to which the Purchaser is a party, and all related documents and agreements, each certified by the Secretary of the Purchaser as being true and correct copies of the originals thereof subject to no modifications or amendments;

         (b) Certificate of Incorporation of the Purchaser, certified by the Delaware Secretary;

         (c) Bylaws of the Purchaser certified by the Secretary of the Purchaser;

         (d) a certificate of the Chief Executive Officer of the Purchaser dated the Closing Date, certifying that the representations and warranties of the Purchaser contained in this Agreement are true and correct on and as of the Closing Date;

         (e) a certificate of the Chief Executive Officer of the Purchaser dated the Closing Date, (i) as to the performance of and compliance in all material respects by the Purchaser with all covenants contained in this Agreement on and as of the Closing Date and (ii) certifying that all conditions precedent required to be satisfied by the Purchaser shall have been satisfied;

         (f) a certificate of the Secretary of the Purchaser certifying the incumbency of the directors and officers of the Purchaser and as to the signature of such directors and officers who have executed documents delivered at the Closing on behalf of the Purchaser;

         (g) a certificate, dated within ten days prior to the Closing Date, of the Delaware Secretary of State establishing that the Purchaser is in existence, has paid all franchise or similar taxes, if any, and is in good standing to transact business in the State of Delaware;

         (h) the Purchaser Shares duly authorized and issued in the amounts to the respective Shareholders as set forth in Schedule 1.1; and

         (i) such other instruments as shall be necessary or appropriate, as the Shareholders, the Company or their counsel shall reasonably request, to carry out and effect the purpose and intent of this Agreement and the transactions contemplated in this Agreement.

                   IX. POST-CLOSING AND CERTAIN OTHER MATTERS

     9.1 Further Instruments of Transfer. Following the Closing, at the request of the Purchaser, each Shareholder and the Company shall deliver any further instruments of transfer and take all reasonable action as may be necessary or appropriate to carry out the purpose and intent of this Agreement. Following the closing, at the request of the Shareholders, the Purchaser shall deliver any further instruments of transfer and take all reasonable action as may be necessary or appropriate to carry out the purpose and intent of this Agreement.

                               X. INDEMNIFICATION

     10.1 Indemnification by the Company. Subject to the terms and conditions of this Article X, the Company agrees to indemnify, defend and hold harmless the Purchaser and its directors, officers, shareholders, employees, agents, attorneys, consultants and affiliates from and against all losses, claims, obligations, demands, assessments, penalties, liabilities, costs, damages, reasonable attorneys' fees and expenses (including without limitation, all costs of experts and all costs incidental to or in connection with any appellate process) (collectively, "Damages") asserted against or incurred by such individuals or entities arising out of, in connection with or resulting from a breach by the Company or any Shareholder of any representation, warranty or covenant of the Company or any Shareholder contained in this Agreement or in any schedule, exhibit, certificate or other instrument delivered pursuant to or as a part of this Agreement.

     10.2 Indemnification by the Shareholders. Subject to the terms and conditions of this Article X, each Shareholder agrees to indemnify, defend and hold harmless the Purchaser and its directors, officers, shareholders, employees, agents, attorneys, consultants and affiliates from and against any Damages exceeding in the aggregate $10,000 asserted or incurred by such individuals or entities rising out of, in connection with or resulting from one or more breach or breaches by any such Shareholder of any representation, warranty or covenant of such Shareholder contained in this Agreement or in any schedule, exhibit, certificate or other instrument delivered pursuant to or as a party of this Agreement.

     10.3 Indemnification by the Purchaser. Subject to the terms and conditions of this Article X, the Purchaser agrees to indemnify, defend and hold harmless the Company and each Shareholder and, as applicable, their respective directors, officers, shareholders, employees, agents, attorneys, consultants and affiliates from and against all Damages asserted against or incurred by such individuals and/or entities arising out of, in connection with or resulting from a breach by the Purchaser of any representation or warranty or covenant of the Purchaser contained in this Agreement or in any schedule, exhibit, certificate or other instrument delivered pursuant to or as a part of this Agreement.

     10.4 Indemnification Procedures. All claims for indemnification pursuant to this Article X shall be asserted and resolved as follows:

         (a) any party claiming indemnification pursuant to this Article X (an "Indemnified Party") shall promptly (and, in any event at least ten days prior to the due date for any responsive pleadings, filings or other documents) (i) notify the party from whom indemnification is sought (the "Indemnifying Party") of any third-party claim or claims asserted against the Indemnified Party (a "Third Party Claim") that could give rise to a right of indemnification pursuant to this Article X and (ii) transmit to the Indemnifying Party a written notice ("Claim Notice") describing in reasonable detail the nature of the Third Party Claim, a copy of all papers served with respect to such claim (if any), an estimate of the amount of Damages attributable to the Third Party Claim and the basis of the Indemnified Party's request for indemnification under this Agreement. The failure to promptly deliver a Claim Notice shall not relieve any Indemnifying Party of its obligations to any Indemnified Party with respect to the related Third Party Claim except to the extent that the resulting delay is materially prejudicial to the defense of such claim. Within 30 days after receipt of any Claim Notice the "Election Period"), the Indemnifying Party shall notify the Indemnified Party (x) whether the Indemnifying party disputes its potential liability to the Indemnified Party under this Article X with respect to such Third Party Claim and (y) whether the Indemnifying Party desires, at the sole cost and expense of such Indemnifying Party to defend the Indemnifying Party against such Third Party Claim.

         (b) If the Indemnifying Party notifies the Indemnified Party within the Election Period that the Indemnifying Party elects to assume the defense of the Third Party Claim, then the Indemnifying Party, subject to the obligation to cooperate with other Indemnifying Parties hereunder as is in the best interest of the Indemnified Party, shall have the right to co-defend along with any other Indemnifying Parties which may similarly elect to defend, at its sole cost and expense, with counsel reasonably acceptable to such Indemnified Party. In the event of any such election, all proceedings shall be prosecuted diligently by the Indemnifying Party to a final conclusion or settled at the discretion of the Indemnifying Party in accordance with this Section 10.4(b). Except as set forth in Section 10.4(f) hereof and subject to the requirement to cooperate with other Indemnifying Parties, the Indemnifying Party shall have control of such defense and proceedings over the control of the Indemnified Party, including any compromise or settlement thereof. The Indemnified Party is hereby authorized, at the sole cost and expense of the Indemnifying Party (but only if the Indemnified Party is entitled to indemnification hereunder), to file, during the Election Period, any motion, answer or other pleadings that the Indemnified Party shall deem necessary or appropriate to protect its interests or those of the Indemnifying Party and not prejudicial to the Indemnifying Party. If requested by the Indemnifying Party, the Indemnified Party agrees, at the sole cost and expense of the Indemnifying Party, to reasonably cooperate with the Indemnifying Party and their counsel in contesting any third Party Claim that the Indemnifying Party elects to contest, including, without limitation, the making of any related counterclaim against the person asserting the Third Party Claim or any cross-complaint against any person. The Indemnified Party may participate in, but not control, any defense or settlement of any Third Party Claim controlled by the Indemnifying Party pursuant to this Section 10.4(b) and shall bear its own costs and expenses with respect to such participation; provided, however, that if the named parties to any such action (including any impleaded parties) include both the Indemnifying party and the Indemnified Party, and the Indemnified Party has been advised by counsel that there may be one or more legal defenses available to it that are different from or additional to those available to the Indemnifying Party, then the Indemnified Party may employ separate counsel at the expense of the Indemnifying Party, and upon written notification thereof, the Indemnifying Party shall not have the right to assume the defense of such action on behalf of the Indemnified Party, provided further that the Indemnifying Party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for the Indemnified Party, which firm shall be designated in writing by the Indemnified Party. Notwithstanding the foregoing, the Indemnifying Party shall be prohibited from confessing or settling any criminal allegations brought against the Indemnified Party without the express written consent of the Indemnified Party.

         (c) If the Indemnifying Party fails to notify the Indemnified Party within the Election Period that the Indemnifying Party elects to defend the Indemnified Party pursuant to Section 10.4(b), or if the Indemnifying Party elects to defend the Indemnified Party pursuant to Section 10.4(b) but fails diligently and promptly to prosecute or settle the Third Party Claim, then the Indemnified Party shall have the right to defend, at the sole cost and expense of the Indemnifying Party (if the Indemnified Party is entitled to indemnification hereunder), the Third Party Claim by all appropriate proceedings, which proceedings shall be promptly and vigorously prosecuted by the Indemnified Party to a final conclusion or settled. The Indemnified Party shall have full control of such defense and proceedings, provided, however, that the Indemnified Party may not enter into, without the Indemnifying Party's consent, which shall not be unreasonably withheld, any compromise or settlement of such Third Party Claim. Notwithstanding the foregoing, if the Indemnifying Party has delivered a written notice to the Indemnified Party to the effect that the Indemnifying Party has delivered a written notice to the Indemnified Party to the effect that the Indemnifying Party disputes their potential liability to the Indemnified Party under this Article X and if such dispute is resolved in favor of the Indemnifying Party, the Indemnifying Party shall not be required to bear the costs and expenses of the Indemnified Party's defense pursuant to this Section or of the Indemnifying Party's participation therein at the Indemnified Party's request, and the Indemnified Party shall reimburse the Indemnifying Party in full for all costs and expenses of such litigation. The Indemnifying Party may participate in, but not control, any defense or settlement controlled by the Indemnified Party pursuant to this Section 10.4(c), and the Indemnifying Party shall bear its own costs and expenses with respect to such participation; provided, however, that if the named parties to any such action (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party, and the Indemnifying Party has been advised by counsel that there may be one or more legal defenses available to it that are different from or additional to those available to the Indemnified Part, then the Indemnifying Party may employ separate counsel and upon written notification hereof, the Indemnified Party shall not have the right to assume the defense of such action on behalf of the Indemnifying Party.

         (d) In the event any Indemnified Party should have a claim against any Indemnifying Party hereunder that does not involve a Third Party Claim, the Indemnified Party shall transmit to the Indemnifying Party a written notice (the "Indemnity Notice") describing in reasonable detail the nature of the claim, an estimate of the amount of damages attributable to such claim and the basis of the Indemnified Party's request for indemnification under this Agreement. If the Indemnifying Party does not notify the Indemnified Party within sixty (60) days from its receipt of the Indemnity Notice that the Indemnifying Party admits and agrees to pay such claim, the claim specified by the Indemnified Party in the Indemnity Notice shall be deemed disputed. Any such disputed claim shall be resolved by litigation in an appropriate court of competent jurisdiction if the parties do not reach a settlement of such dispute within ninety (90) days after receipt of the Indemnity Notice.

         (e) Payments of all amounts owed by any Indemnifying Party pursuant to this Article X relating to a Third Party Claim shall be made within thirty (30) days after the latest of (i) the settlement of such Third Party Claim, (ii) the expiration of the period for appeal of a final adjudication of such Third Party Claim, or (iii) the expiration of the period for appeal of a final adjudication of the Indemnifying Party's liability to the Indemnified Party under this Agreement. Payments of all amounts owning by the Indemnifying Party pursuant to
Section 10.4(d) shall be made within thirty (30) days after the later of (i) acceptance of the claim if the claim is accepted or (ii) the expiration of the period for appeal of a final adjudication of the Indemnifying Party's liability to the Indemnified Party under this Agreement.

         (f) The Indemnifying Party shall provide the Indemnified Party with written notice of any firm offer that is made to settle or compromise a Third Party Claim against an Indemnified Party. If a firm offer is made to settle such a claim solely by the payment of money damages and the Indemnifying Party notifies the Indemnified Party in writing that the Indemnifying Party agrees to such settlement, but the Indemnified Party elects not to accept and agree to it, the Indemnified Party may continue to contest or defend such Third Party Claim and, in such event, the total maximum liability of the Indemnifying party to indemnify or otherwise reimburse the Indemnified Party hereunder with respect to such a claim shall be limited to and shall not exceed the amount of such settlement offer, plus reasonable out-of-pocket costs and reasonable expenses (including reasonable attorneys' fees and disbursements) to the date of notice that the Indemnifying Party desired to accept such settlement.

         (g) Notwithstanding any provision herein to the contrary, the Purchaser shall have the right to offset against a Shareholder or the Company amounts due and payable by the Purchaser to such person or entity as payment for any indemnification obligation of the Shareholder or the Company respectively, pursuant to this Article X.

     10.5 Costs, Expenses and Legal Fees. Each party hereto shall bear its own costs and expenses (including attorneys' fees) in connection with the transactions contemplated in this Agreement, except that each party hereto agrees to pay the costs and expenses (including reasonable attorneys' fees and expenses) incurred by the other parties in successfully (i) enforcing any of the terms of this Agreement or (ii) proving that another party breached any of the terms of this Agreement.

     10.6 Tax Benefits: Insurance Proceeds. The total amount of any indemnity payments owed by one party to another party to this Agreement shall be reduced by any correlative tax benefits received by the party to be indemnified or the net proceeds received by the party to be indemnified with respect to recovery from third parties or insurance proceeds, and such correlative insurance benefit shall be net of the insurance premium, if any, that becomes due as a result of such claim.

              XI. NON-COMPETE, NON-SOLICITATION AND NON-DISCLOSURE

     11.1 Non-Competition Covenant. Each Executive Shareholder covenants and agrees that during the term of his employment under the respective Craver Employment Agreements and for a period ending two (2) years following the date of his termination of employment thereunder, he will not without the prior written consent of the Purchaser and the Company (i) directly or indirectly engage in, (ii) assist or have an active interest in (whether as proprietor, partner, investor, stockholder, officer, director or any type of principal whatsoever, provided that ownership of not more than one percent (1%) of the outstanding stock of a corporation traded on a national securities exchange or on the Nasdaq Stock Market shall not of itself be viewed as assisting or having an active interest in the below described business), or (iii) enter the employment of or act as an agent for or advisor or consultant to any person, firm, partnership, association, corporation or business organization, entity or enterprise that is, or is about to become, directly or indirectly engaged in, any business that competes with or is substantially similar to the business of the Company or the Purchaser as conducted on the Closing Date.

     11.2 Non-Solicitation Covenant. Each Shareholder covenants and agrees that for a period of five (5) years commencing on the closing Date, such Shareholder will not, (i) directly or indirectly, induce or attempt to induce any employee of the Company or the Purchaser to discontinue employment with the Company or the Purchaser and will not, (ii) directly or indirectly, solicit or entice any of the Company's or the Purchaser's customers or suppliers to do business with any person or business entity in competition with the Company or the Purchaser.

     11.3 Non-Disclosure Covenant. The Company and each Shareholder recognize and acknowledge that each has in the past, currently has, and in the future may possibly have, access to certain Confidential Information of the Purchaser that is valuable, special and a unique asset of such entity's business. The Purchaser acknowledges that it has in the past, currently has, and in the future may possibly have, access to certain Confidential Information of the Company and each Shareholder that is valuable, special and a unique asset of each such business. The Company, each Shareholder, and the Purchaser severally agree that they will not disclose such Confidential Information to any person, firm, corporation, association or other entity for any purpose or reason whatsoever, except (a) to authorized representatives of the Purchaser, each Shareholder and the Company; and (b) to counsel and other advisers to the Purchaser, each Shareholder and the Company provided that such advisers (other than counsel) agree to the confidentiality provisions of this Section 11.3, unless (i) such information becomes available to or known by the public generally through no fault of the Company, any Shareholder or the Purchaser, as the case may be, (ii) disclosure is required by law or the order of any governmental authority under color of law, provided, that prior to disclosing any information pursuant to this clause (ii) the Company, any Shareholder or the Purchaser, as the case may be, shall, if possible, give prior written notice thereof to the Company, the Shareholder or the Purchaser, as the case may be, and provide such party with the opportunity to contest such disclosure, (iii) the disclosing party reasonably believes that such disclosure is required in connection with the defense of a lawsuit against the disclosing party, or (iv) the disclosing party is the sole and exclusive owner of such Confidential Information as a result of the purchase and sale of the Shares or otherwise.

     11.4 Injunctive Relief. In the event of a breach or threatened breach by any party to this Agreement of the provisions o this Article XI, each party to this Agreement hereby agrees any such breach or threatened breach will result in irreparable harm to the non-breaching parties and that each non-breaching party to this Agreement shall be entitled, without posting of a bond, to an injunction restraining the party or parties involved in the breach or threatened breach from any such conduct. Nothing herein shall be construed as prohibiting the exercise of any other available remedy for such breach or threatened breach, including the recovery of damages.

     11.5 Survival. The obligations of the parties under Section 11.3 shall survive the termination of this Agreement.

                               XII. MISCELLANEOUS

     12.1 Amendment; Waivers. This Agreement may be amended, modified or supplemented only by an instrument in writing executed by all the parties hereto. Any waiver of any terms and conditions hereof must be in writing, and signed by the parties hereto. The waiver of any of the terms and conditions of this Agreement shall not be construed as a waiver of any other terms and conditions hereof.

     12.2 Termination Prior to Closing. This Agreement and the transactions contemplated hereby may be terminated (i) at any time prior to the Closing by mutual agreement of all parties; (ii) by any party hereto if the Closing of this Agreement shall not have occurred on or before the Closing Date, unless such date is mutually extended by the written Agreement of all parties; (iii) by the Purchaser in the event of any material breach of the representations, warranties or covenants of the Company or any shareholder; (iv) by the Company or any Shareholder in the event of any breach of the representations, warranties or covenants of the Purchaser; or (v) by the Purchaser or the Company or any Shareholder in the event of the other party's failure to provide the deliveries set forth in Article VIII.

     12.3 Assignment. Neither this Agreement nor any right created hereby or in any agreement entered into in connection with the transactions contemplated hereby shall be assignable by any party hereto, except an assignment by the Purchaser to a wholly owned subsidiary of the Purchaser; provided that any such assignment shall not relieve the Purchaser of its obligations hereunder. Notwithstanding the foregoing provision or any other provision in this Agreement, the Purchaser's right to assign, transfer, convey, hypothecate or otherwise dispose of the Shares immediately after the closing and at any time thereafter shall be unrestricted other than as required by federal and state securities laws for compliance therewith.

     12.4 Parties in Interest; No Third Party Beneficiaries. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of any be binding upon the respective heirs, legal representatives, successors and assigns of the parties hereto. Except as otherwise expressly provided herein, neither this Agreement nor the transactions contemplated hereby shall be deemed to confer upon any person not a party hereto any rights or remedies hereunder.

     12.5 Entire Agreement. This Agreement and transactions contemplated hereby constitute the entire agreement of the parties regarding the subject matter hereof, and supersede all prior agreements and understandings, both written and oral, among the parties, or any of them with respect tot the subject matter hereof including, without limitation, the Original Agreement.

     12.6 Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws effective during the term hereof, such provision shall be fully severable and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision never comprised a part hereof; and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance therefrom. Furthermore, in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as part of this Agreement a provision as similar in its terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

     12.7 Survival of Representations. Warranties and Covenants. The representations, warranties and covenants contained herein shall survive the
Closing and all statements contained in any certificate, exhibit or other instrument delivered by or on behalf of the Company, each Shareholder or the Purchaser pursuant to this Agreement shall be deemed to have been representations and warranties by the Company, each Shareholder or the Purchaser, respectively. Notwithstanding any provision in this Agreement to the contrary, the representations and warranties contained herein shall survive the Closing until the fifth (5th) anniversary of the Closing Date except that the representations and warranties with respect to tax matters shall survive until such time as the limitations period has run for all tax periods ended prior to the Closing Date.

     12.8 Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS (BUT NOT THE RULES GOVERNING CONFLICTS OF LAWS) OF THE STATE OF DELAWARE.

     12.9 Captions. The captions in this Agreement are for convenience of reference only and shall not limit or otherwise affect any of the terms or provisions hereof.

     12.10 Gender and Number. When the context requires, the gender of all words used herein shall include the masculine, feminine and neuter and the number of all words shall include singular and plural.

     12.11 Confidentiality; Publicity and Disclosures. Each party shall keep this Agreement and its terms confidential, and shall make no press release or public disclosure, either written or oral, regarding the transactions contemplated by this Agreement without the prior knowledge and consent of the other parties hereto; provided that the foregoing shall not prohibit any disclosure (a) by press release, filing or otherwise that the Purchaser has determined in its good faith judgment and after advice of legal counsel to be required by federal securities laws, (b) to attorneys, accountants, investment bankers or other agents of the parties assisting the parties in connection with the transactions contemplated by this Agreement and (c) by the Purchaser in connection with the conduct of any public offering of its securities or an examination of the operations and assets of the Company in connection with some or with future acquisitions by the Company; provided that the Purchaser shall reasonably promptly provide notice of any release. In the event that the transactions contemplated hereby are not consummated for any reason whatsoever, the parties hereto agree not to disclose or use any Confidential Information they may have concerning the affairs of the other parties, except for information that is required by law to be disclosed; provided that should the transactions contemplated hereby not be consummated, nothing contained in this
Section 12.11 shall be construed to prohibit the parties hereto from operating business in competition with each other.

     12.12 Notice. Whenever this Agreement requires or permits any notice, request, or demand from one party to another, the notice, request or demand must be in writing to be effective and shall be deemed to be delivered and received
(i) if personally delivered or if delivered by telex, telegram or courier service, when delivered to the party to whom notice is sent, (ii) if delivered by facsimile transmission, when so sent and receipt acknowledged by receipt or
(iii) if delivered by mail (whether actually received or not), at the close of business on the third business day next following the day when placed in the mail, postage prepaid, certified or registered, addressed to the appropriate party or parties, at the address of such party set forth below (or at such other address as such party may designate by written notice to all other parties in accordance herewith):

                  If to the Purchaser:         AquaCell Technologies, Inc.
                                               10410 Trademark Street
                                               Rancho Cucamonga, CA 91730
                                               Fax No. (909) 987-6846
                                               Attn: James C. Witham

                  with a copy to:              Paul & Rosen, LLP
                                               420 Lexington Avenue, Suite 2400
                                               New York, NY 10170
                                               Fax No. (212) 661-2727
                                               Attn: Harold W. Paul, Esq.
                  If to the Company
                  or any Shareholder:          Water Science Technologies, Inc.
                                               2317 West Huntington Drive
                                               Tempe, Arizona 85282
                                               Fax No. (602) 431-0177
                                               Attn: Douglas M. Craver

                  with a copy to:

     12.13 No Waiver. No party hereto shall by any act (except by written instrument pursuant to Section 12.1 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesce in any default in or breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of any party hereto, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. No remedy set forth in this Agreement or otherwise conferred upon or reserved to any party shall be considered exclusive of any other remedy available to any arty, but the same shall be distinct, separate and cumulative and may be exercised from time to time as often as occasion may arise or as may be deemed expedient.

This Agreement and the Transactions may be terminated (a) at any time prior to the Closing Date by mutual agreement of all parties, or (b) if the Closing of this Agreement and the consummation of the transactions shall not have occurred on or before the Closing Date unless such date is mutually extended by all parties.

     12.14   Counterparts.   This   Agreement   may  be   executed  in  multiple
counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

WITNESS WHEREOF, the parties hereto have duly executed this Stock Purchase Agreement as of the date first written above.

                                Purchaser: AquaCell Technologies, Inc.

                                                  ----------------------------
                                                  By:  James C. Witham
                                                  Its:  Chief Executive Officer


                                The Company:  Water Science Technologies, Inc.

                                                  ----------------------------
                                                  By:  Douglas M. Craver
                                                  Its:  President

                                Shareholders:
                                                  ----------------------------
                                                      Douglas M.Craver


                                                  ----------------------------
                                                      Maple Resources
                                                      By:  Jack  W. Hanks


                                                  ----------------------------
                                                         James Wing


                                                  ----------------------------
                                                   The Estate of Richard Ott

                      ADDENDUM TO STOCK PURCHASE AGREEMENT

This addendum ("Addendum") is entered into as of this 19th day of March,
2002 among AquaCell Technologies, Inc. a Delaware Corporation ("AquaCell" or "Purchaser"), Water Science Technologies, Inc. an Arizona corporation, (the "Company"), and Douglas M. Craver, the Estate of Richard L. Ott, Jim Wing and Maple Resources Corporation (each a "Shareholder" and collectively the "Shareholders").

                                    RECITALS

     WHEREAS, the above named parties entered into a certain Stock Purchase Agreement (the "Agreement") dated October 23, 2001; and

     WHEREAS, the parties desire to make certain modifications to said Agreement in accordance with Section 12.1;

     Now,  THEREFORE,   in  consideration  of  the  preceding  recitals  and  in
consideration of the mutual agreements set forth herein, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

             I. AMENDMENTS TO SALE AND PURCHASE OF STOCK (Section I)


1.1 In relation to Section 1.2 (a) (1) and 1.2 (a) (2) of the Agreement, the parties agree that the Shares of AquaCell common stock issued to the Shareholders shall equal $1,000,000, or 203,252 Shares at a price of $4.92, as calculated by taking the average closing price of AquaCell common stock on the five business days immediately preceding the signing of the Agreement on October 23, 2001. The Purchaser hereby agrees to waive the required consents of all creditors to accept AquaCell common stock as payment in full, and agrees to accept consent representing a minimum of 50% of the aggregate debt in stock. Creditors who agree to accept AquaCell common stock as payment shall be issued Shares of AquaCell common stock calculated by taking the average closing price of AquaCell common stock on the five business days immediately preceding the Closing as the denominator and the amount owed to them as the numerator.

1.2 In relation to Section 1.3 of the Agreement, the parties agree that the Closing of the Agreement shall take place at the offices of the Purchaser on March 19, 2002.


        2. AMENDMENT TO CLOSING DELIVERIES BY THE PARTIES (Section VIII)

2.1 In relation to section 8.1(m) of the Agreement, the parties agree that an Employment Agreement shall only be issued to Douglas M. Craver.
                            3. CERTAIN OTHER MATTERS

3.1 As a condition of Closing, the Shares previously issued in relation to consulting services to Douglas M. Craver and Richard L. Ott in the amounts of 33,000 shares and 17,000 shares respectively, shall be extended for lock up from sale for an additional period of six months from this date of Closing.
3.2 Following the Closing, AquaCell may at its own discretion change the focus and direction of the Company from time to time, including but not limited to the transitioning of the financial and certain other functions to its headquarter location in Rancho Cucamonga, California. (This includes, but is not limited to cash receipts, disbursements, accounts payable, accounts receivable, order processing and purchasing.)
3.3 In the event that Douglas Craver voluntarily terminates his employment agreement issued in connection with the Agreement prior to one year from the date of Closing, Shares issued to the Shareholders shall be cancelled and returned to AquaCell, except if the Executive voluntarily terminates employment due to the relocation of the principal business location of the Company outside of the state of Arizona.

This Amendment shall represent the only modifications to the Agreement and all other provisions of the Agreement shall be deemed to be valid and applicable to this Amendment.

This Amendment may be executed in multiple counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

WITNESS WHEREOF, the parties hereto have duly executed this Amendment to the Stock Purchase Agreement dated October 23, 2001 as of the date first written above.

                                Purchaser:  AquaCell Technologies, Inc.

                                            -----------------------------
                                                By:  James C. Witham
                                                Its:  Chief Executive Officer

                                The Company:  Water Science Technologies, Inc.


                                            -----------------------------
                                                By:  Douglas M. Craver
                                                Its:  President

                                Shareholders:
                                            -----------------------------
                                                Douglas M. Craver


                                            -----------------------------
                                                Maple Resources
                                                By:  Jack W. Hanks


                                            -----------------------------
                                                James Wing


                                            -----------------------------
                                                The Estate of Richard L. Ott